Investor Update

First Quarter 2015



frontier

May 5, 2015

Safe Harbor Statement

Forward-Looking Language

This report contains "forward-looking statements," related to future, not past, events. Forward-looking statements address our expected future business and financial performance and financial condition, and contain words such as "expect," "anticipate," "intend," "plan," "believe," "seek," "see," "will," "would," or "target." Forward-looking statements by their nature address matters that are, to different degrees, uncertain. For us, particular uncertainties that could cause our actual results to be materially different than those expressed in our forward-looking statements include: risks related to the pending acquisition of properties from Verizon, including our ability to complete the acquisition of such operations, our ability to successfully integrate operations, our ability to realize anticipated cost savings, sufficiency of the assets to be acquired from Verizon, our ability to migrate Verizon's operations from Verizon owned and operated systems and processes to our owned and operated systems and processes successfully, failure to enter into or obtain, or delays in entering into or obtaining, certain agreements and consents necessary to operate the acquired business as planned, failure to obtain, delays in obtaining or adverse conditions contained in any required regulatory approvals for the acquisition, and increased expenses incurred due to activities related to the transaction; that ability of the banks that have provided the bridge financing commitments to meet their obligations thereunder in the event the Company is required to draw on the bridge financing; our ability to raise, on terms reasonable and acceptable to us, all or a portion of the financing to replace the current bridge financing commitments with debt and equity financing to complete the Verizon Transaction prior to the closing of such transaction, which, if the Verizon Transaction is ultimately not consummated or is delayed, could require us to pay significant interest expense, dividends and other costs in connection with the financing without achieving the expected benefits of the Verizon Transaction; risks related to the recently-concluded Connecticut Acquisition, including our ability to fully realize anticipated synergies; our ability to meet our debt and debt service obligations; competition from cable, wireless and other wireline carriers and the risk that we will not respond on a timely or profitable basis; our ability to successfully adjust to changes in the communications industry, including the effects of technological changes and competition on our capital expenditures, products and service offerings; reductions in revenue from our voice customers that we cannot offset with increases in revenue from broadband and video subscribers and sales of other products and services; our ability to maintain relationships with customers, employees or suppliers; the impact of regulation and regulatory, investigative and legal proceedings and legal compliance risks; continued reductions in switched access revenues as a result of regulation, competition or technology substitutions; the effects of changes in the availability of federal and state universal service funding or other subsidies to us and our competitors; our ability to effectively manage service quality in our territories and meet mandated service quality metrics; our ability to successfully introduce new product offerings; the effects of changes in accounting policies or practices, including potential future impairment charges with respect to our intangible assets; our ability to effectively manage our operations, operating expenses, capital expenditures, debt service requirements and cash paid for income taxes and liquidity, which may affect payment of dividends on our common shares; the effects of changes in both general and local economic conditions on the markets that we serve; the effects of increased medical expenses and pension and postemployment expenses; the effects of changes in income tax rates, tax laws, regulations or rulings, or federal or state tax assessments; our ability to successfully renegotiate union contracts; changes in pension plan assumptions, interest rates, regulatory rules and/or the value of our pension plan assets, which could require us to make increased contributions to the pension plan in 2015 and beyond; adverse changes in the credit markets or in the ratings given to our debt securities by nationally accredited ratings organizations, which could limit or restrict the ability, or increase the cost, of financing to us; the effects of state regulatory cash management practices that could limit our ability to transfer cash among our subsidiaries or dividend funds up to the parent company; the effects of severe weather events or other natural or man-made disasters, which may increase our operating expenses or adversely impact customer revenue; and the impact of potential information technology or data security breaches or other disruptions. These and other uncertainties related to the Company's business are described in greater detail in the Company's filings with the U.S. Securities and Exchange Commission, including the Company's reports on Forms 10-K and 10-Q, and the foregoing information should be read in conjunction with these filings. The Company does not intend to update or revise these forward-looking statements.

Non-GAAP Financial Measures

The Company uses certain non-GAAP financial measures in evaluating its performance. These include non-GAAP adjusted net income attributable to common shareholders of Frontier, free cash flow, "operating cash flow," which we define as operating income plus depreciation and amortization ("EBITDA"), Adjusted EBITDA, Adjusted EBITDA excluding pension and OPEB, cash operating expenses and cash operating expenses excluding pension and OPEB; a reconciliation of the differences among EBITDA, Adjusted EBITDA, Adjusted EBITDA excluding pension and OPEB, free cash flow, cash operating expenses and cash operating expenses excluding pension and OPEB, and the most comparable financial measures calculated and presented in accordance with GAAP is included in the appendix. The non-GAAP financial measures are by definition not measures of financial performance under GAAP and are not alternatives to operating income or net income reflected in the statement of operations or to cash flow as reflected in the statement of cash flows and are not necessarily indicative of cash available to fund all cash flow needs. The non-GAAP financial measures used by the Company may not be comparable to similarly titled measures of other companies.

The Company believes that the presentation of non-GAAP financial measures provides useful information to investors regarding the Company's financial condition and results of operations because these measures, when used in conjunction with related GAAP financial measures, (i) together provide a more comprehensive view of the Company's core operations and ability to generate cash flow, (ii) provide investors with the financial analytical framework upon which management bases financial, operational, compensation and planning decisions and, (iii) presents measurements that investors and rating agencies have indicated to management are useful to them in assessing the Company and its results of operations. In addition, the Company believes that free cash flow, EBITDA, Adjusted EBITDA, Adjusted EBITDA excluding pension and OPEB, cash operating expenses and cash operating expenses excluding pension and OPEB, as the Company defines them, can assist in comparing performance from period to period, without taking into account factors affecting cash flow reflected in the statement of cash flows, including changes in working capital and the timing of purchases and payments.

The Company has shown adjustments to its financial presentations to exclude certain costs because investors have indicated to management that such adjustments are useful to them in assessing the Company and its results of operations. These adjustments are detailed in the Appendix for the reconciliation of free cash flow, EBITDA, Adjusted EBITDA, Adjusted EBITDA excluding pension and OPEB, cash operating expenses and cash operating expenses excluding pension and OPEB.

Management uses these non-GAAP financial measures to (i) assist in analyzing the Company's underlying financial performance from period to period, (ii) evaluate the financial performance of its business units, (iii) analyze and evaluate strategic and operational decisions, (iv) establish criteria for compensation decisions, and (v) assist management in understanding the Company's ability to generate cash flow and, as a result, to plan for future capital and operational decisions. Management uses these non-GAAP financial measures in conjunction with related GAAP financial measures. These non-GAAP financial measures have certain shortcomings. In particular, free cash flow does not represent the residual cash flow available for discretionary expenditures, since items such as debt repayments and dividends are not deducted in determining such measure. EBITDA has similar shortcomings as interest, income taxes, capital expenditures, debt repayments and dividends are not deducted in determining this measure. Management compensates for the shortcomings of these measures by utilizing them in conjunction with their comparable GAAP financial measures. The information in this document should be read in conjunction with the financial statements and footnotes contained in our documents filed with the U.S. Securities and Exchange Commission.

Note: Numbers are rounded and may not sum.

Earnings Call Agenda

Strategic and Operational Review	Dan McCarthy, President and CEO
Financial Results	John Jureller, EVP and CFO

Strategic and Operating Achievements

First Quarter Results

- Ninth consecutive quarter of strong broadband momentum with net adds of 17,138
- Increased Residential broadband market share in 77% of markets
- Increasing speed upgrade activity → 44% of Q1 broadband activity above the basic speed tier
- Fifth consecutive quarter of stable SME revenue trends, excluding CPE and contribution from CT
- Transitioning to business as usual in Connecticut with potential for more synergies ahead
- Integration and planning process for Verizon acquisition is fully underway

Revenue Mix by Customer Segment


$ Millions
$1,154
$133
$525
$496
$1,147
$134
$516
$497
$1,141
$124
$519
$498
$1,330
$129
$601
$601
$1,371
$138
$616
$617
1Q14
2Q14
3Q14
4Q14
1Q15
Residential
Business
Regulatory

Broadband Activity above Basic Speed Tier


15%
44%
1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15

frontier

Frontier's Expansion and Transformation

Frontier has increased scale dramatically, expanded triple play capabilities, and diversified its asset and revenue base over the last five years…



Frontier 2009
AT&T Acquisition (2014)
Verizon Acquisition (2010)
Verizon Acquisition (announced 2/5/2015)

Revenue Mix Transformation, 2009 – 2014 PF



2009 Actual
17 %
30 %
53 %
2014 Actual
3%
11 %
41 %
45 %
2014 PF for AT&T and VZ*
6%
15%
40%
39%
= Voice/Other
= Data and Internet
= Video
= Regulatory

	2009 YE	2014 YE	2014 PF for AT&T and VZ*	2009 – 2014 PF Change
Voice and Broadband Connections (000's)	2,800	7,300	**12,100**	4.3x
HSI Subscribers (000's)	636	2,370	**4,560**	7.2x
Video Connections (000's)	~200	585	**1,792**	9.0x
Fiber / U-verse Availability	< 5%	14%	**31%**	6.5x
Employees	5,403	17,400	**28,400**	
Revenue ($MM)	$2,118	$4,772	**$11,479**	5.4x

* Represents unaudited pro forma (PF) Revenue for the period ending 12/31/2014. Information is based on data received from AT&T and Verizon.

Verizon Acquisition Enhances Shareholder Value

- 35% accretive to leveraged free cash flow per share in the first full year
  - Operational Improvements provide additional upside potential
- 13 percentage point improvement in dividend payout ratio
- Significantly enhances Frontier competitive position and scale
  - Network Equipment
  - Content
  - Partnerships
- Diversifies geographic profile and suburban/rural mix of assets
- Enhances video products and capabilities

Frontier's Priorities

Improve Customer Retention

- Bundled Products
- Broadband Speed Tiers

Grow Broadband Market Share

- Residential
- Commercial
- CAF II

Improve Commercial Sales Productivity

- Expand and Enhance Distribution Channels

Deliver Enhanced Video Product

- FiOS
- Frontier TV
- OTT/OTA
- Satellite

Revenue and ARPC


Revenue Mix by Customer Segment
$ Millions
$1,154
$1,147
$1,141
$1,330
$1,371
$133
$134
$124
$129
$138
$525
$516
$519
$601
$616
$496
$497
$498
$601
$617
1Q14
2Q14
3Q14
4Q14
1Q15
Residential
Business
Regulatory


Revenue Mix by Service
$ Millions
$1,154
$1,147
$1,141
$1,330
$1,371
$133
$134
$124
$129
$138
$482
$472
$472
$525
$525
$77
$79
$76
$122
$133
$219
$213
$208
$248
$253
$242
$249
$261
$307
$323
1Q14
2Q14
3Q14
4Q14
1Q15
Data
Non-Switched Data
Other
Voice
Regulatory


Residential ARPC
$59.07
$59.64
$60.34
$65.67
$64.13
1Q14
2Q14
3Q14
4Q14
1Q15


Business ARPC
$652
$649
$659
$688
$678
1Q14
2Q14
3Q14
4Q14
1Q15

Dividend Payout Ratio



100%
75%
50%
25%
0%
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
Trailing 4 Quarters

- Q1 and trailing four quarter cash flows remain strong
- LTM Dividend payout ratio was 54%
- 5% Dividend increase in 1Q15

frontier

Credit and Liquidity

Net Leverage


Net Debt / LTMEBITDA
3.72x
3.85x
4Q14
1Q15

March 31, 2015

$ Millions

Cash & Equivalents	$509
Credit Facility	750
Total Liquidity	$1,259
Total Debt	$9,658
Pro Forma LTM Adj. EBITDA [1]	$2,375
Leverage Ratio	3.85x

- Leverage (Net Debt / Adj EBITDA) for 1Q15 at 3.85x
- $1.3 billion of liquidity at the end of Q1

Notes:
(1) Pro Forma Combined

Debt Maturity Profile


March 31, 2015
Principal Amount ($ Millions)
$1,500
$1,250
$1,000
$750
$500
$250
$-
Undrawn $750 Revolver
FTR Debt
$169*
$384
$646
$750
$620
$645
$1,022
$1,276
$501
$851
$751
$914
$3
$347
$200
$50
$14
$1,264
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031+

* $97 million repaid in April 2015

2015 Guidance Reaffirmed

$ Millions	2015	
	Low	High
Leveraged Free Cash Flow	$785	$825
Capital Expenditures	$650	$700
Cash Taxes	$175	$200

Appendix



Non-GAAP Reconciliation

Three Months Ended: *$ Millions*	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015
Operating Cash Flow					
Operating income	**$ 226**	**$ 224**	**$ 197**	**$ 173**	**$ 163**
Add back:					
Depreciation and amortization	281	274	261	323	341
Operating cash flow (EBITDA)	**$ 507**	**$ 498**	**$ 458**	**$ 496**	**$ 504**
Add back:					
Non-cash pension/OPEB costs	3	(3)	(21)	3	2
Severance costs	0	1	0	0	1
Acquisition and integration costs	11	19	42	70	57
Operating income, as adjusted	**$ 240**	**$ 242**	**$ 219**	**$ 245**	**$ 222**
Operating cash flow, as adjusted (Adjusted EBITDA)	**$ 521**	**$ 515**	**$ 479**	**$ 569**	**$ 564**
Add back:					
Interest and dividend income	1	0	0	0	1
Stock-based compensation	6	6	6	5	7
Subtract:					
Cash paid (received) for income taxes (refunds)	(5)	19	22	34	17
Capital expenditures - Business operations	135	126	152	159	170
Interest expense	163	160	162	188	188
Free cash flow	**$ 235**	**$ 216**	**$ 149**	**$ 193**	**$ 197**

Non-GAAP Reconciliation

Three Months Ended: $ Millions	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015
Total Operating Expenses to Cash Operating Expenses					
Total operating expenses	**$ 928**	**$ 923**	**$ 944**	**$ 1,157**	**$ 1,208**
Subtract:					
Depreciation and amortization	281	274	261	323	341
Acquisition and integration costs	11	19	42	70	57
Pension/OPEB costs (non-cash)	3	(3)	(21)	3	2
Severance costs	0	1	0	0	1
Cash Operating Expenses	**$ 633**	**$ 632**	**$ 662**	**$ 761**	**$ 808**
Add back:					
Pension/OPEB costs (non-cash)	3	(3)	(21)	3	2
Subtract:					
Net pension/OPEB costs	14	14	13	17	19
Cash Operating Expenses, excluding pension/OPEB	**$ 622**	**$ 615**	**$ 628**	**$ 747**	**$ 791**

Non-GAAP Reconciliation

Three Months Ended: *$ Millions*	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015
Adjusted EBITDA excluding pension/OPEB costs					
Revenue	$ 1,154	$ 1,147	$ 1,141	$ 1,330	$ 1,371
Operating income	$ 226	$ 224	$ 197	$ 173	$ 163
Add back:					
Depreciation and amortization	281	274	261	323	341
Operating cash flow (EBITDA)	$ 507	$ 498	$ 458	$ 496	$ 504
Add back:					
Pension/OPEB costs	14	14	13	17	19
Severance costs	0	1	0	0	1
Acquisition and integration costs	11	19	42	70	57
Adjusted EBITDA excluding pension/OPEB costs	$ 532	$ 532	$ 513	$ 583	$ 580
Adjusted EBITDA margin excluding pension/OPEB costs	46.2 %	46.4 %	45.0 %	43.8 %	42.3 %

Frontier Communications Corp.

(NASDAQ: **FTR**)

Investor Relations
Frontier Communications Corp.
3 High Ridge Park
Stamford, CT 06905
203.614.4606
IR@FTR.com